SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) December 9, 2003



                           ORION ACQUISITION CORP. II
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             (Exact Name of Registrant as Specified in its Charter)



                   DELAWARE                                   000-20837
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(State or other jurisdiction of incorporation)          (Commission File No.)


        401 Wilshire Boulevard - 1020
           Santa Monica California                              90401
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   (Address of principal executive offices)                 (Postal Code)


Registrant's telephone number, including area code (310) 526-5000
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Item 5. Other Events and FD Disclosure

     Orion Acquisition Corp. II, on December 9, 2003, entered into a Promissory Note and Security Agreement with Citadel Media, Inc. for a loan to Citadel of $500,000, due June 30, 2004. The loan is secured with substantially all the assets of Citadel and its subsidiaries, bears interest at 10% and is convertible in certain circumstances into preferred stock and a warrant of Citadel. The loan is in anticipation of Orion and Citadel entering into negotiations for the merger of Citadel with Orion, with Orion as the surviving corporation. The terms of the proposed merger must be determined and reflected in a definitive merger agreement. There is no assurance that Orion will be able to conclude such a merger agreement and any merger will be subject to numerous conditions and other requirements, including stockholder approval by Citadel and regulatory filings with the Securities and Exchange Commission.

Item 7. Financial Statement and Exhibits

     a)   Financial Statements

          Not applicable

     b)   Exhibits

          10.1 Form Promissory Note of Citadel Media Inc. dated December 9, 2003

          10.2 Form of Security Agreement of Citadel Media Inc. and subsidiaries dated December 9, 2003 in connection with Promissory Note of even date.

          10.3 Form of Press Release dated December 9, 2003

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                                 SIGNATURE PAGE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 12, 2003


                                        ORION ACQUISITION CORP. II


                                        By:      /s/ Dyana Marlett
                                                 --------------------
                                        Name:    Dyana Marlett
                                        Title:   Secretary